Offerings - Offering: 1	Jan. 05, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	6.375% Junior Subordinated Notes due 2086
Amount Registered | shares	230,000,000
Proposed Maximum Offering Price per Unit	1
Maximum Aggregate Offering Price	$ 230,000,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 31,763
Offering Note
The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering. The maximum aggregate amount of the offering is $230,000,000, which includes $30,000,000 aggregate principal amount of the 6.375% Junior Subordinated Notes due 2086 issuable upon the exercise in full of the underwriters’ option to cover over-allotments, if any.